                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 1, 2007
                                                          --------------

                                BNS Holding, Inc.
 ------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    1-5881                  20-1953457
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

  25 Enterprise Center, Suite 104, Middletown, Rhode Island          02842
--------------------------------------------------------------------------------
   (Address of principal executive offices)                        (zip code)

       Registrant's telephone number, including area code: (401) 848-6300
                                                            --------------

           ----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   OTHER EVENTS

      On August 1, 2007, BNS Holding, Inc. (the "Company") issued a press release confirming that, among other things, the Company has postponed the effective date of the proposed 200-for-1 reverse stock split immediately followed by a 1-for-200 forward stock split (the "Reverse/Forward Stock Split")
to Monday, August 13, 2007. The Company reiterated that it has elected to require banks, brokers or other nominees to aggregate any fractional shares within the Depository Trust Company totals upon the consummation of the
Reverse/Forward Stock Split. As a result, the Company need not provide for a cash payout to any stockholders holding shares of Common Stock in street name
(such as a bank, broker or other nominee). In addition, stockholders holding their shares in street name would retain the same number of shares they held immediately prior to the Reverse/Forward Stock Split.

      The Company also reminded stockholders holding less than 200 shares of
Common Stock in street name that they may request their bank, broker or other nominee to instruct the Company's transfer agent, Computershare Trust Company,
N.A. (formerly known as EquiServe Trust Company. N.A.) (the "Transfer Agent"),
to issue stock certificates in the stockholder's name so that they will become holders of record and be eligible to be cashed out upon the effective date of the Reverse/Forward Stock Split. The Company will reimburse the costs incurred by the stockholders holding less than 200 shares of Common Stock in street name to become holders of record if such stockholders provide appropriate invoices to the Company (e.g. reasonable out of pocket costs charged by brokerage firms to request the Transfer Agent to issue stock certificates).

Item 9.01   Financial Statements and Exhibits.

      99.1  Press Release of BNS Holding, Inc. dated August 1, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BNS HOLDING, INC.

Dated: August 1, 2007                     By: /s/ Kenneth Kermes
                                              ----------------------------------
                                              Name:  Kenneth Kermes
                                              Title: President and
                                                     Chief Executive Officer

                                      -2-